UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 31, 2022
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Definitive Material Agreement
On January 31, 2022, BlackBerry Limited (the “Company”) announced that it has entered into a patent sale agreement (the “Patent Sale Agreement”) with Catapult IP Innovations Inc. (“Catapult”), a Delaware company, pursuant to which the Company has agreed to sell substantially all of its non-core patent assets to Catapult for total consideration of $600 million.
Patents that are essential to BlackBerry’s current core business operations are excluded from the transaction. BlackBerry will receive a license back to the patents being sold, which relate primarily to mobile devices, messaging and wireless networking. This transaction will not impact customers’ use of any of BlackBerry’s products, solutions or services.
Catapult is a special purpose vehicle formed to acquire the BlackBerry patent assets. Catapult’s principal funding for the acquisition will be a $450 million senior secured term loan, for which it has received $400 million of conditional commitments from a lending syndicate led by Toronto-based Third Eye Capital that includes a Canadian pension fund. Catapult is required to complete an equity financing for an additional $90 million to be able to draw on the debt financing and complete the acquisition. BlackBerry may terminate the Patent Sale Agreement if Catapult has not secured the required financing commitments within 90 days of the date of the Patent Sale Agreement.
At closing, BlackBerry will receive $450 million in cash and a promissory note in the principal amount of $150 million. The promissory note will be secured by a second lien on the assets of the purchaser and will be subordinated to the rights of the senior lending syndicate. The promissory note will be payable in five equal annual installments of $30 million in cash commencing on the third anniversary of the closing date, provided that the senior debt is not in default.
The Patent Sale Agreement contains customary representation, warranties and covenants made by BlackBerry including, among others, covenants regarding the conduct by BlackBerry of its patent licensing business prior to the completion of the transaction.
Completion of the transaction is also conditional upon, among other things, satisfaction of all regulatory conditions under the Hart–Scott–Rodino Antitrust Improvements Act in the United States and the Investment Canada Act. This process could take up to 210 days.
On January 31, 2022, the Company issued a press release announcing the Company’s entry into the Patent Sale Agreement, a copy of which is attached hereto as Exhibit 99.1. The foregoing description of the Patent Sale Agreement does not purport to be complete and is qualified in its entirety by the full text of the Patent Sale Agreement, a copy of which will be filed via amendment to this Current Report on Form 8-K.
Forward-Looking Statements
This communication contains forward-looking statements, including statements regarding the proposed transaction between BlackBerry and Catapult, the amount of consideration BlackBerry will receive in connection therewith, the anticipated timing and results of the proposed transaction and regulatory approvals, the potential impact of the proposed transaction on BlackBerry’s customers, the expectations and beliefs of BlackBerry, and other statements that are not historical facts.
The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on BlackBerry’s current plans, objectives, estimates, assumptions, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond BlackBerry’s control. Many factors could cause actual achievements with respect to the transaction and the timing of events to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks and uncertainty associated with Catapult’s and BlackBerry’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all; risks and uncertainties related to the required financing and the satisfaction of the regulatory and other conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Patent Sale Agreement relating to the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of BlackBerry’s common shares; failure to realize the expected benefits of the proposed transaction, including risks associated with the payment of consideration post-closing and the availability of funds therefor; risks related to future opportunities and plans for BlackBerry’s business and results of BlackBerry following completion of the proposed transaction; the risk of litigation in connection with the proposed transaction, including resulting expense or delay; significant transaction costs and/or unknown or inestimable liabilities; risks related to diverting the attention of BlackBerry management from ongoing business operations; risks related to the proposed transaction disrupting BlackBerry’s operations and making it more difficult to conduct business as usual or for BlackBerry to maintain relationships with consumers, resellers, channel partners or other third parties; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities and other changes in laws and regulatory initiatives; risks related to the COVID-19 pandemic; adverse economic, geopolitical and environmental conditions; and other risks and uncertainties affecting BlackBerry, including those described from time to time under the caption “Risk Factors” and elsewhere in BlackBerry’s SEC filings and reports, including those discussed in BlackBerry’s Annual Report on Form 10-K and the

“Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A, as well as BlackBerry’s Current Report on Form 8-K filed today which contains further details on the Patent Sale Agreement (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully and readers should not place undue reliance on BlackBerry’s forward-looking statements. Moreover, other risks and uncertainties of which BlackBerry is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.
The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates. BlackBerry has no intention and undertakes no obligation, and expressly disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	BlackBerry Limited press release dated January 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	January 31, 2022	By:	/s/ Steve Rai
			Name:	Steve Rai
			Title:	Chief Financial Officer